Federated Intermediate Municipal Trust
A Portfolio of Intermediate Municipal Trust
INSTITUTIONAL SHARES (TICKER FIMTX)
CLASS Y SHARES (TICKER FIMYX)

SUPPLEMENT TO SUMMARY PROSPECTUS DATED JULY 31, 2017
At the close of business on December 29, 2017, the existing Institutional Shares will be re-designated as Service Shares and the existing Class Y Shares will be re-designated as the new Institutional Shares. These re-designations are intended to more closely align the existing share classes of the Fund with how the share classes are being utilized by investors.
The existing Institutional Shares will operate up to the close of business on December 29, 2017. When business opens on January 2, 2018, the newly re-designated Service Shares will be available to new accounts as well as new purchases by existing shareholders who meet the eligible investor requirements as outlined in the fund's prospectus. There is no action required by shareholders to effect this re-designation and there will be no disruption to accounts as a result of the re-designation.
The existing Class Y Shares will operate up to the close of business on December 29, 2017. When business opens on January 2, 2018, the newly re-designated Institutional Shares will be available to new accounts as well as new purchases by existing shareholders who meet the eligible investor requirements as outlined in the fund's prospectus. The required minimum investment amount for Institutional Shares is generally $1,000,000. There is no minimum subsequent investment amount. Current Class Y shareholders who do not meet the new eligibility requirements after the re-designation will be grandfathered into the new Institutional Shares of the Fund. There is no action required by shareholders to effect this re-designation and there will be no disruption to accounts as a result of the re-designation. Please delete all references to Class Y Shares effective as of close of business on December 29, 2017.

Effective as of the close of business on December 29, 2017, please make the following changes:
In the section “Fund Summary Information,” under the sub-section “Purchase and Sale of Fund Shares,” please delete the current disclosure in its entirety and replace with the following:
“PURCHASE AND SALE OF FUND SHARES
You may purchase, redeem or exchange Shares of the Fund on any day the New York Stock Exchange is open. Shares may be purchased through a financial intermediary firm that has entered into a Fund selling and/or servicing agreement with the Distributor or an affiliate (“Financial Intermediary”) or directly from the Fund, by wire or by check. Please note that certain purchase restrictions may apply. Redeem or exchange Shares through a financial intermediary or directly from the Fund by telephone at 1-800-341-7400 or by mail.
The minimum initial investment amount for the Fund's IS and SS classes is generally $1,000,000 and there is no minimum subsequent investment amount. Certain types of accounts are eligible for lower minimum investments. The minimum investment amount for Systematic Investment Programs is $50.”
November 20, 2017
Federated Intermediate Municipal Trust
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q454203 (11/17)
Federated is a registered trademark of Federated Investors, Inc.
2017 ©Federated Investors, Inc.